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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

        Date of Report (Date of earliest Event reported): OCTOBER 3, 2003


                       BOUNDLESS MOTOR SPORTS RACING, INC.
             (Exact name of registrant as specified in its charter)


            COLORADO                    3-5203-D                  84-0953839
   (State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                    Identification No.)

                          1801 GATEWAY BLVD, SUITE 105
                             RICHARDSON, TEXAS 75080
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 679-5263

                                THE ENTITY, INC.
                                7609 RALSTON ROAD
                             ARVADA, COLORADO 80002
                     (Former Name and address of Registrant)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective May 24, 2004, the Company, through it's wholly owned subsidiary, Boundless Racing, Inc., a Texas corporation, consummated the acquisition of substantially all of the assets of Finger Lake International, Inc., a New York corporation ("FLI"), pursuant to an Asset Purchase Agreement, a copy of which is attached to this Form 8-K. The Company, through a separate wholly-owned subsidiary, had previously entered into an agreement to purchase the FLI assets (the "First Asset Purchase Agreement"), but the previous arrangement was mutually terminated in favor of the Asset Purchase Agreement.

         In exchange for the assets and real property acquired, which consisted of a motor sports racing track located in New York, the Company paid to FLI (a) cash in an aggregate of $1,000,000, and (b) 300,000 shares of the Company's common stock, $.0001 par value per share (the "Shares"), of which, 50,000 shares were paid at closing and 250,000 shares were previously paid under the First Asset Purchase Agreement and credited toward the purchase price under the Asset Purchase Agreement.

         The Shares issued to FLI in connection with this acquisition were issued by the Company pursuant to an exemption (Section 4(2)) from the registration requirements of the Securities Act of 1933, as amended and are restricted shares.

         Prior to the First Asset Purchase Agreement, no material relationship existed between the Company and either FLI or its shareholders, or any affiliate, director, or officer of the Company, or any associate of any such director or officer. The foregoing description is not a description of all of the material terms of the transaction. You should read the documents that are attached as exhibits to this report for a more complete understanding of the transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   EXHIBITS.

         The following is a list of exhibits filed as part of this Current report on Form 8-K:

         2.1 Asset Purchase Agreement, dated as of May 24, 2004, by and among Finger Lake International, Inc., a New York corporation, Glenn Donnelly, Bruno M. DiMatteo and Paul Vitale, Boundless Motor Sports Racing, Inc., a Colorado corporation, and Boundless Racing, Inc..

         99.1     Press Release dated June 1, 2004

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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: June 2, 2004                     BOUNDLESS MOTOR SPORTS
                                       RACING, INC.


                                       By: /s/ Thomas L. Earnshaw
                                           ------------------------------------
                                           Name: Thomas L. Earnshaw
                                           Title:   Chief Financial Officer

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